EXHIBIT 10.20

                                IRREVOCABLE PROXY
                                -----------------

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint Oded Bashan, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the Ordinary Shares of On Track Innovations Ltd., an Israeli company (hereinafter referred to as the "Company"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Company pursuant to the provisions of its articles of association, memorandum of association or other organizational documents and as permitted by law of a meeting of its shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, subject to the exceptions below, including, without limitation, the right to vote for the sale of all or any part of the assets of the Company and/or the liquidation and dissolution of the Company (together, "Liquidation Event") provided that in any such Liquidation Event the assets legally available for distribution per share of the Company shall not be less than the then applicable market price of the Company's Ordinary Shares; giving and granting to his said attorney full power and authority to do and perform each and every act and thing necessary or desirable to be done, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorney shall do or cause to be done by virtue hereof, subject to the limitations hereof. Notwithstanding the foregoing, this Proxy shall not extend to: (i) any votes or acts that the shares subject hereto could not be legally voted under any applicable law or regulation; (ii) any votes or acts in respect of the sale of the shares voted by this proxy; (iii) any waivers of rights afforded to the holder of the shares voted by this proxy (other than technical rights, such as but not limited to, the right to receive prior notice of shareholders meetings); or (iv) any undertakings on behalf of the undersigned, including an undertaking to acquire any additional securities of the Company.

           This Proxy is given to Oded Bashan in consideration of the performance of the Share Purchase Agreement dated the date hereof, by and between the undersigned and other investors and the Company, and this Proxy shall not be revocable or revoked by the undersigned and shall be binding upon his successors and assigns, provided, however, that this Proxy shall be null and void and shall have no force and effect, only in respect of such Ordinary Shares so sold by the undersigned to a party other than an Affiliate (as defined in Rule 144 under the Securities Act of 1933, as amended below) of the undersigned; and further provided, that this Proxy shall be in effect only so long as Mr. Oded Bashan is acting as the Chairman of the Company's Board of Directors, and immediately thereafter shall terminate, become null and void and shall have no force and effect.

           This Proxy may not be assigned by Oded Bashan to any other person other than to Ohad Bashan without the prior written consent of the undersigned. It is clarified that Oded Bashan shall be entitled to vote the shares underlying this proxy by way of a written voting ballot, or any other form of written instructions (including by proxy limited to votes according to the written instructions of Oded Bashan).

           THE UNDERSIGNED SHALL EXECUTE AND DELIVER SUCH ADDITIONAL DOCUMENTS AND INSTRUMENTS AS THE CORPORATION OR ODED BASHAN MAY REQUIRE TO CONFIRM THE GRANT HEREBY, INCLUDING, WITHOUT LIMITATION, SUCH INSTRUMENTS AS MAY BE NECESSARY OR APPROPRIATE UNDER ISRAELI LAW; PROVIDED THAT UNDER NO CIRCUMSTANCES

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SHALL THE UNDERSIGNED BE REQUIRED TO DELIVER ANY OF ITS ORDINARY SHARES OR
PROVIDE STOCK POWERS IN CONNECTION WITH THIS PROXY.

           IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 1 day of December, 2003.

                                             Y.A.Z. INVESTMENTS AND ASSETS LTD.

                                             By: /s/ Yehuda Zadik
                                             Name: Yehuda Zadik
                                             Title: Managing Director